UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2012

PIONEER BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-30541	54-1278721
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

263 East Main Street

P.O. Box 10

Stanley, Virginia 22851

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (540) 778-2294

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement.

On June 28, 2012, Pioneer Bankshares, Inc. (the “Company”) executed two separate Stock Purchase Agreements relating to the repurchase of the Company’s common stock. One agreement was entered into between the Company and Richard T. Spurzem with respect to 90,220 shares at a per share purchase price of $19.95; the other agreement was entered into between the Company and Sandbox, LLC, a company affiliated with Mr. Spurzem, with respect to 400 shares at a per share purchase price of $19.95. The aggregate purchase price for the shares will be $1,807,869 and is to be funded with a cash payout. Pursuant to the terms of the agreements, the Company anticipates the stock repurchase transactions to be completed on July 20, 2012. The Company intends to retire all such shares.

The foregoing summary of the Stock Purchase Agreements is qualified by reference to the full text of the Stock Purchase Agreements, which are included as Exhibits 10.1 and 10.2 to this report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In conjunction with the Stock Purchase Agreements described in Item 1.01 in this report, on June 29, 2012, the Company executed an agreement with Stephen Williams pursuant to which Mr. Williams has agreed to loan the Company $2,000,000 at an interest rate of 4% per year. The loan will be evidenced by a promissory note to be made by the Company to Mr. Williams. The Company will pay all accrued interest on such note monthly, quarterly or annually as determined by Mr. Williams, and shall make principal payments of $400,000 on an annual basis. The loan is to be paid in full in five years and may not be prepaid without the consent of Mr. Williams. The funding of the loan and the issuance of the promissory note will be on a date no later than July 31, 2012.

The foregoing summary of the loan agreement with Mr. Williams is qualified by reference to the full text of the agreement, which is included as Exhibit 10.3 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

10.1	Stock Purchase Agreement 1 executed on June 28, 2012.

10.2	Stock Purchase Agreement 2 executed on June 28, 2012.

10.3	Loan Agreement dated June 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER BANKSHARES, INC.

By:	/s/ THOMAS R. ROSAZZA
Thomas R. Rosazza
President and Chief Executive Officer

June 29, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Stock Purchase Agreement 1 executed June 28, 2012.

10.2	Stock Purchase Agreement 2 executed June 28, 2012.

10.3	Loan Agreement dated June 29, 2012.

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